EXHIBIT 10.1


                        REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT dated as of February 26, 1999 (this "Agreement"), between Comverse Technology, Inc., a New York corporation (the "Company"), and Steven Silberstang, Charles G. Cooper, Bruce Macfarlane and any other Person listed on Schedule A hereto who from time to time agrees to become a party to this Agreement in accordance with the provisions hereof (Steven Silberstang, Charles G. Cooper, Bruce Macfarlane and each such other Person who becomes a party hereto is referred to herein as a "Stockholder" and collectively, the "Stockholders").


                              W I T N E S S E T H:

      WHEREAS, the Stockholders were holders of shares of capital stock ("Amarex Stock") of Amarex Technology, Inc., a Delaware corporation ("Amarex"); and

      WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of February 26, 1999, among the Company, Comverse Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), Amarex and the Stockholders, Sub will be merged with and into Amarex, with Amarex being the corporation surviving from the merger (the "Merger"); and

      WHEREAS, pursuant to the Merger, each share of Amarex Stock will be converted into the right to receive 1.75 shares of common stock, par value $.10 per share, of the Company ("Common Stock"); and

      WHEREAS, upon consummation of the Merger, the Stockholders will receive shares of Common Stock in respect of the Amarex Shares theretofore owned by the Stockholders which will be subject to the provisions of Rule 145 under the Securities Act of 1933, as amended; and

      WHEREAS, the Stockholders and the Company desire to set forth herein their agreement with respect to the registration rights, and certain other related covenants, applicable to the shares of Common Stock to be issued by the Company to the Stockholders upon consummation of the Merger.

      NOW, THEREFORE, in consideration of the premises and the mutual obligations, covenants and agreements herein contained, the parties hereto agree as follows:



NYFS11...:\94\37994\0004\2179\AGR1209Y.37E

                                 ARTICLE I

                                DEFINITIONS

      1.1 Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

      "Commission" means the Securities and Exchange Commission or any other similar or successor agency of the United States government administering the Securities Act.

      "Effective Date" means the effective date of the Merger.

      "Exchange Act" means the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, as in effect at the time.

      "Offering" means the registration of the Company's securities under the Securities Act for sale to the public.

      "Person" means a corporation, an association, a trust, a partnership, a limited liability company, a joint venture, an organization, a business, an individual, a government or political subdivision thereof, or a governmental body.

      "Prospectus" means the prospectus included in any Registration Statement, together with and including any amendment or supplement to such prospectus, covering the Offering of any portion of the Registrable Securities covered by a Registration Statement, and all material incorporated by reference in such Prospectus.

      "Registering Stockholder" means any Stockholder whose Registrable Securities are included in a Registration Statement filed pursuant to this Agreement.

      "Registrable Securities" means the Shares except that a security will cease to be a Registrable Security when it (a) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (b) becomes saleable under, or is distributed to the public pursuant to, Rule 144 (or any similar rule then in force) under the Securities Act or (c) has otherwise been transferred by the Stockholder.



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
      "Registration Statement" means a registration statement filed by the Company with the Commission covering Registrable Securities.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, together with the rules and regulations of the Commission promulgated thereunder, as in effect at the time.

      "Shares" means the shares of Common Stock issued by the Company to the Stockholders upon consummation of the Merger, any shares of stock or other securities into which or for which such shares of Common Stock may be changed, converted or exchanged after the Effective Date, and any other shares or securities issued to the Stockholders after the Effective Date in respect of such shares of Common Stock (or such shares of stock or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, stock combination, stock subdivision, stock dividend, share exchange, merger, consolidation or similar transaction. The number of shares of Common Stock issued by the Company to each Stockholder upon consummation of the Merger is set forth on Schedule A annexed hereto.

      "Stockholders Representative" has the meaning set forth in Section 5.3 hereof.


                                 ARTICLE II

                            REGISTRATION RIGHTS

      2.1 Initial Registration. The Company shall, as soon as reasonably practicable after the Effective Date, but in any event no later than 60 days after the Effective Date, prepare and file a Registration Statement on Form S-3 (or other appropriate form) (the "Initial Registration Statement") for an Offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering an Offering of such number of Registrable Securities, if any, then owned by the Stockholders not exceeding, in the aggregate, one-quarter (1/4) of the Shares. The number of Registrable Securities to be registered under the Initial Registration Statement shall be apportioned among the Stockholders in proportion to the number of Registrable Securities then held by each such Stockholder. The Company will use its best efforts to cause the Initial Registration Statement to be declared effective as soon as reasonably practicable after filing thereof with the Commission. Subject to Section 2.5 hereof, the Company will use its best efforts to keep the Initial Registration Statement effective for as long as reasonably specified in the plan of distribution contained therein.

      2.2 Demand Registration. The Stockholders may, by the Stockholder Representative giving at least 60 days' prior written notice to the Company (the "Demand Notice"), make one demand during each of (i) the one year period commencing on the


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first anniversary of the Effective Date, (ii) the one year period commencing on the second anniversary of the Effective Date and (iii) the one year period commencing on the third anniversary of the Effective Date (each, a "Demand Registration Period") that the Company prepare and file with the Commission during the Demand Registration Period in which the Demand Notice is given, and subject to Section 2.4 below, the Company shall prepare and file during such Demand Registration Period, a Registration Statement on Form S-3 (or other appropriate form) (a "Demand Registration Statement") for an Offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. covering such number of Registrable Securities, if any, then owned by the Stockholders not exceeding, in the aggregate, one-quarter (1/4) of the Shares. The Stockholders shall not be entitled to make more than one demand during any Demand Registration Period, unless the Company and the Stockholder Representative agree otherwise; provided, however, that written notice of such demand may be given no earlier than 60 days prior to the commencement of the Demand Registration Period to which such demand relates. The number of Registrable Securities to be registered under any Demand Registration Statement shall be apportioned among the Stockholders in proportion to the number of Registrable Securities then held by each such Stockholder. Subject to Section
2.4 below, the Company shall use its best efforts to file such Demand Registration Statement as soon as reasonably practicable after the Company receives the Demand Notice, but in any event such Demand Registration Statement shall be filed no later than 60 days after the Company receives the Demand Notice. The Company will use its best efforts to cause any Demand Registration Statement to be declared effective as soon as reasonably practicable after the filing thereof with the Commission. Subject to Section 2.5 hereof, the Company will keep such Demand Registration Statement effective for as long as reasonably specified in the plan of distribution contained therein.

      2.3 Company Participation. The Company may elect to register equity securities of the Company in any Registration Statement prepared hereunder or to participate in the Offering, by including any of its equity securities in such Registration Statement, by giving written notice of such election to the Stockholder Representative stating the number of equity securities proposed to be sold by the Company in the Offering (the "Other Securities").

      2.4 Delay. The Company may delay the filing of any Demand Registration Statement if upon receipt of the Demand Notice (a) the Company notifies the Stockholders that it is contemplating filing a registration statement for a primary offering within 90 days of such demand, (b) the Company notifies the Stockholders that a material event has occurred or is likely to occur that has not been publicly disclosed that, if disclosed, would have a material adverse effect on the Company, or (c) the Company decides that the registration and offering could interfere with, or would require the Company to accelerate public disclosure of, any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or its subsidiaries. In the case of clause (a) of this subsection, the Company will use its best efforts, as soon as


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
practicable, upon the earlier of the Company's abandonment of its contemplated registration statement or the expiration of 60 days after the consummation of the contemplated Offering, to file such Registration Statement unless such Demand Notice is withdrawn by the Stockholders. In the case of clause (b) or clause (c), the Company may not delay the filing of the Registration Statement for more than 90 days from the date of the Demand Notice unless such Demand Notice is withdrawn by the Stockholders. If there is a postponement under any clause above, the Demand Notice may be withdrawn by the Stockholders by notice to the Company. In such case, no Demand Notice will have been delivered for the purposes of Section 2.2.

      2.5 Certain Notices; Suspension of Sales. The Company may, upon written notice to the Registering Stockholders, suspend such Registering Stockholder's use of any Prospectus (which is a part of any Registration Statement) for a reasonable period not to exceed sixty (60) days if the Company in its reasonable judgment believes it may possess material non-public information the disclosure of which in its reasonable judgment would have a material adverse effect on the Company and its subsidiaries taken as a whole. Each Registering Stockholder of Registrable Securities agrees by its acquisition of such Registrable Securities to hold any communication by the Company pursuant to this Section 2.5 in confidence.

                                ARTICLE III

                          REGISTRATION PROCEDURES

      3.1 Registration Procedures. Subject to the terms of this Agreement, the Company will use its best efforts to effect any registration under Sections 2.1 or 2.2 in a manner that permits the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition.

      3.2 Copies; Review. At least five (5) Business Days before filing a Registration Statement or Prospectus or any amendment or supplement thereto (whether before or after effectiveness), the Company will furnish to the Stockholder Representative copies of all such documents proposed to be filed. Such documents will be subject to the review of the Stockholder Representative. The Company will not file any Registration Statement or any Prospectus or any amendment or supplement thereto (whether before or after effectiveness) to which the Stockholder Representative may reasonably object.

      3.3 Amendments. Subject to Section 2.5 hereof, the Company will (a) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable time period required herein,
(b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and (c) comply with the provisions of the


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
Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Stockholders set forth in such Registration Statement or Prospectus supplement.

      3.4 Notification. The Company will promptly notify the Registering Stockholders and (if requested by any such Person) confirm such notification in writing, (a) when the Prospectus has been filed, and, with respect to the Registration Statement, when it has become effective, (b) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (c) of the issuance of any stop order suspending the effectiveness of the Registration Statement, or the refusal or suspension of qualification of registration of Registrable Securities, or the initiation of any proceedings for that purpose, (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (e) of any event that makes any material statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect. Subject to Section 2.5 hereof, the Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment. If any event contemplated by clause (e) occurs, the Company will promptly prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon receipt of any notice from the Company that any event of the kind described in clause (b), (c), (d) or (e) has happened, each Registering Stockholder will discontinue offering the Registrable Securities until the Registering Stockholder receives the copies of the supplemented or amended Prospectus contemplated by the previous sentence, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

      3.5 Information Included. The Company may require each Registering Stockholder to furnish to the Company such information regarding the Registering Stockholder and the distribution of the Registrable Securities as the Company may from time to time reasonably require for inclusion in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Registering Stockholder that fails to furnish such information within a reasonable time after receiving


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such request. Each Registering Stockholder agrees to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Registering Stockholder not misleading. If requested by the Registering Stockholders, the Company will as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information that the Registering Stockholders reasonably request be included therein relating to the sale of the Registrable Securities, including, but not limited to, information with respect to the number of Registrable Securities being sold and any other terms of the distribution of the Registrable Securities to be sold in such Offering. Subject to Section 2.5 hereof, the Company will make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

      3.6 Copies. The Company will (a) promptly furnish to the Registering Stockholders without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), and (b) promptly deliver to the Registering Stockholders without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Registering Stockholders in connection with the Offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

      3.7 Blue Sky Registration. Prior to any Offering of Registrable Securities covered by a Registration Statement under Sections 2.1 or 2.2, the Company will register or qualify or cooperate with the Registering Stockholders and their respective counsel in connection with the registration or qualification of such Registrable Securities under the securities or blue sky laws of any such jurisdictions in the United States as the Registering Stockholders reasonably request in writing, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities. The Company will not be required to take any actions under this
Section 3.7 if such actions would require the Company to submit to the general taxation of any jurisdiction where it is not then so subject or to file in any jurisdiction any general consent to service of process.

      3.8 Certificates. The Company will cooperate with the Registering Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold that do not bear any restrictive legends. Such certificates will be in such denominations and registered in such names as the Registering Stockholders request at least two Business Days prior to any sale of Registrable Securities.



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
      3.9 Section 11(a) Notice. The Company will make generally available to its stockholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act.

      3.10 Expenses. Except as provided below, all expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger expenses, telephone and delivery expenses, and fees and disbursements of counsel to the Company and of independent certified public accountants of the Company, will be borne by the Company. The Company will also pay its internal expenses, the expense of any annual audit and the fees and expenses of any Person retained by the Company. All such expenses are referred to as "Registration Expenses." The Registering Stockholders shall pay all fees and disbursements of counsel to the Registering Stockholders, all fees, commission and discounts with respect to the sale of any Registrable Securities and any transfer taxes incurred in respect of such sale.


                                 ARTICLE IV

                              INDEMNIFICATION

      4.1 Indemnification By The Company. The Company will indemnify and hold harmless each of the Registering Stockholders from and against any and all losses, claims, damages and liabilities ("Losses") reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted to which the Registering Stockholder may become subject under the Securities Act, the Exchange Act or other federal or state securities law or regulation, at common law or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state securities law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration. In addition, the Company will reimburse the Registering Stockholder for any reasonable investigation, legal or other expenses incurred by such Registering Stockholder in connection with investigating or defending any such Loss. Notwithstanding anything herein to the contrary, the Company will not be liable with respect to the portion of any such Loss that (i) arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Registering Stockholders specifically for use therein or


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(ii) attributable to a Registering Stockholder's (A) use of a Prospectus after being notified by the Company to suspend use thereof pursuant to Section 3.3 above or (B) failure to deliver a final Prospectus to the Person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in an amended or supplemented Prospectus prepared by the Company and delivered to the Registering Stockholder at or prior to the time written confirmation of sale to such Person was required to be made. The foregoing indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Registering Stockholder, and will survive the transfer of such securities by the Registering Stockholder.

      4.2 Indemnification By Registering Stockholders. If a Registering Stockholder sells Registrable Securities under a Prospectus that is part of a Registration Statement, the Registering Stockholder will indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) (each, a "Controlling Person") under the same circumstances as the foregoing indemnity from the Company to the Registering Stockholders but only to the extent that such Losses arise out of or are based upon any untrue or allegedly untrue statement of a material fact or omission or alleged omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to a Registering Stockholder furnished to the Company by a Registering Stockholder expressly for use therein. In no event will the aggregate liability of a Registering Stockholder exceed the amount of the net proceeds received by the Registering Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and will survive the transfer of such securities by the Registering Stockholder.

      4.3 Contribution. If the indemnification provided for in Sections 4.1 or
4.2 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which any such Section would otherwise apply by its terms (other than by reason of exceptions provided therein), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses. Such contribution will be in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable


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considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any such Losses will be deemed to include any investigation, legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Sections 4.1 or 4.2 was available to such party.

      4.4 Conduct Of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that the failure to give such notice shall not relieve an indemnifying party of liability except to the extent it has been prejudiced as a result. Any Person entitled to indemnification hereunder will have the right to employ separate counsel and to participate in (but not control) the defense of such claim, but the fees and expenses of such counsel will be at the expense of such Person and not of the indemnifying party unless (x) the indemnifying party has agreed to pay such fees or expenses, (y) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person within a reasonable period of time pursuant to this Agreement, or (z) a conflict of interest exists between such Person and the indemnifying party with respect to such claims that would make such separate representation required under applicable ethical rules. In the case of clause (z) above if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such claim on behalf of such Person. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving of a release, by all claimants or plaintiffs, to such indemnified party from all liability with respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (other than required local counsel) for all parties indemnified by such indemnifying party with respect to such claim.




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
                                 ARTICLE V

                              OTHER AGREEMENTS

      5.1 Restrictions On Public Sale By The Stockholders. If requested by the managing underwriter of an underwritten Offering, the Stockholders will not effect any public sale or distribution of securities of the same class (or securities exchangeable or exercisable for or convertible into securities of the same class) as the securities included in the Offering (including, but not limited to, a sale pursuant to Rule 144 of the Securities Act) during the 10-day period prior to and the 90-day period (or shorter period requested by the underwriter) beginning on the effective date of, such Offering.

      5.2 Rule 144. The Company shall file, on a timely basis, all reports required to be filed by it under the Securities Act and the Exchange Act, and will take such further action and provide such documents as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of a Stockholder, the Company will deliver to the Stockholder a statement verifying that it has complied with such information and requirements.

      5.3 Stockholder Representative. (a) The Stockholders agree to appoint one Stockholder to act as their representative, attorney in fact and proxy with respect to certain matters specified in this Agreement (the "Stockholder Representative"). The parties have designated Charles G. Cooper as the initial Stockholder Representative. The Stockholder Representative may resign at any time, and a Stockholder Representative may be removed at any time by the vote of Stockholders who collectively own more than 50% of the Registrable Securities at such time ("Majority Holders"). In the event of the death, resignation or removal of the Stockholder Representative, a new Stockholder Representative shall be appointed by a vote of Majority Holders, such appointment to become effective upon the written acceptance thereof by the new Stockholder Representative. Any failure by the Majority Holders to appoint a new Stockholder Representative upon the death, resignation or removal of the Stockholder Representative shall not have the effect of releasing the Stockholders from any liability under this Agreement.

            (b) The Stockholder Representative shall have such powers and authority as are necessary to carry out the functions assigned to the Stockholder Representative under this Agreement; provided, however, that the Stockholder Representative will have no obligation to act on behalf of the Stockholders, except as expressly provided herein. The Stockholder Representative will at all times be entitled to rely on any directions received from the Majority Holders. The Stockholder Representative shall, at the expense


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
of the Stockholders, be entitled to engage such counsel, experts and other agents and consultants as they shall deem necessary in connection with exercising their powers and performing their function hereunder and (in the absence of bad faith on the part of the Stockholder Representative) shall be entitled to conclusively rely on the opinions and advice of such Persons.

            (c) The Stockholder Representative shall not be entitled to any fee, commission or other compensation for the performance of its services hereunder, but shall be entitled to the payment of all his or her expenses incurred as the Stockholder Representative. In connection with this Agreement, and any instrument, agreement or document relating hereto or thereto, and in exercising or failing to exercise all or any of the powers conferred upon the Stockholder Representative hereunder, the Stockholder Representative shall incur no responsibility whatsoever to any Stockholder by reason of any error in judgment or other act or omission performed or omitted hereunder or any such other agreement, instrument or document, excepting only responsibility for any act or failure to act which represents willful misconduct. Each Stockholder shall indemnify, pro rata based upon such holder's percentage interest, the Stockholder Representative against all losses, damages, liabilities, claims, obligations, costs and expenses, including reasonable attorneys', accountants' and other experts' or consultant's fees and the amount of any judgment against the Stockholder Representative, of any nature whatsoever, arising out of or in connection with any claim, investigation, challenge, action or proceeding or in connection with any appeal thereof, relating to the acts or omissions of the Stockholder Representative hereunder. The foregoing indemnification shall not apply in the event of any action or proceeding which finally adjudicates the liability of the Stockholder Representative hereunder for his or her gross negligence or willful misconduct. In the event of any indemnification hereunder, upon written notice from Stockholder Representative to the Stockholders as to the existence of a deficiency toward the payment of any such indemnification amount, each such holder shall promptly deliver to the Stockholder Representative full payment of his or her ratable share of the amount of such deficiency, in accordance with such Stockholder's percentage interest. In no event shall the Company be responsible for any reimbursement or indemnification of the Stockholder Representative.

            (d) All of the indemnities, immunities and powers granted to the Stockholder Representative under this Agreement shall survive the termination of this Agreement.

            (e) Notwithstanding anything herein to the contrary, each Stockholder hereby acknowledges that the Company shall not have any responsibility or obligation whatsoever to any such Stockholder or to any other party with respect to or arising out of any actions taken or any inaction by the Stockholder Representative.

            (f) The Company shall have the right to rely conclusively upon all actions taken or omitted to be taken by the Stockholder Representative pursuant to this Agreement and any instrument, agreement or document relating hereto, all of which actions or omissions shall be legally binding upon all the Stockholders.


                                 ARTICLE VI

                               MISCELLANEOUS

      6.1 Amendments; Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Company and the Stockholder Representative, on the written instruction of the Majority Holders.

      6.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to its subject matter, and supersedes and replaces all prior agreements and understandings of the parties in connection with such subject matter.

      6.3 Notices. All notices and other communications hereunder shall be given in writing and delivered personally, by registered or certified mail (postage prepaid, return receipt requested), by overnight courier (postage prepaid), facsimile transmission or similar means, to the party to receive such notices or communications at the address set forth below (or such other address as shall from time to time be designated by such party to the other parties in accordance with this Section 6.3):

      If to the Company:                  Comverse Technology, Inc.
                                          170 Crossways Park Drive
                                          Woodbury, NY  11797
                                          Attention: Secretary
                                          Telecopy: (516) 677-7323

      If to the Stockholder
      Representative:                     Charles G. Cooper
                                          10 Ferrin Court
                                          Middletown, NJ 07748
                                          Telecopy: (732) 671-6277

      If to a Stockholder:                      As set forth in Schedule A

All such notices and communications hereunder shall be deemed given when received, as evidenced by the signed acknowledgment of receipt of the person to whom such notice or communication shall have been personally delivered, the acknowledgment of receipt returned to the sender by the applicable postal authorities, the confirmation of delivery rendered by the applicable overnight courier service, or the confirmation of a successful facsimile transmission of such notice or communication. A copy of any notice or other communication given by any party to any other party hereto, with reference to this Agreement, shall be given at the same time to the other parties to this Agreement.

      6.4 GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AGREEMENT, AND THE RESPECTIVE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW
THEREUNDER.

      6.5 Assignment. No Stockholder may assign any of its rights or obligations hereunder by operation of law or otherwise without the prior written consent of the Company.

      6.6 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

      6.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

      6.8 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person (whether or not listed on Schedule A hereto) who or which is not a party hereto. Any Person (whether or not listed on Schedule A hereto) who or which is not a party hereto shall not be entitled to any benefit hereunder except, in the case of any Person listed on Schedule A hereto, such

Person shall be entitled to become a party hereto by executing a counterpart to this Agreement. If any Person listed on Schedule A hereto executes a counterpart to this Agreement, such Person shall thereafter be deemed to have agreed to be bound by the provisions hereof, as if such Person was an original party hereto and such Person shall thereafter be entitled to any benefit accorded to the Stockholders hereunder.

      6.9 Headings. The Section headings in this Agreement are for convenience of reference only and are not intended to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

      6.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement.

       [The remainder of this page has been intentionally left blank.]

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                                    16

            [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first set forth above.


                                    COMVERSE TECHNOLOGY, INC.

                                    By: /s/ William F. Sorin
                                        ---------------------------------------
                                        Name: William F. Sorin
                                        Title: Secretary


                                        /s/ David Kreinberg
                                        ---------------------------------------
                                        Name: David Kreinberg
                                        Title: Vice President of Finance and
                                                Treasurer



                                    STOCKHOLDERS:

                                    /s/ Steven Silberstang
                                    -------------------------------------------
                                    Steven Silberstang


                                    /s/ Charles G. Cooper
                                    -------------------------------------------
                                    Charles G. Cooper


                                    /s/ Bruce Macfarlane
                                    -------------------------------------------
                                    Bruce Macfarlane

                                 SCHEDULE A

======================================================================
                                                  Number of Shares
                                               issued pursuant to the
              Name and Address                         Merger
----------------------------------------------------------------------
Mr. Steven Silberstang                                       87,500
20 Sherwood Road
Pound Ridge, NY  10576
----------------------------------------------------------------------
Mr. Charles G. Cooper                                        78,750
10 Ferrin Court
Middletown, NJ  07748
----------------------------------------------------------------------
Mr. Bruce Macfarlane                                         43,750
45 Stuyvesant Avenue
Larchmont, NY  10538
----------------------------------------------------------------------
Mr. John W. Downey                                            5,250
31 Red Oak Place
Massapequa, NY  11758
----------------------------------------------------------------------
Mr. Moshe Halfon                                                875
300 East 93rd Street
Apartment #19A
New York, NY  10128
----------------------------------------------------------------------
Mrs. Lea Waldman                                                875
11 Ridgeview Avenue
White Plains, NY  10606
----------------------------------------------------------------------
Mr. Gordon Flayter                                              875
78 Wheaton Avenue
Fishkill, NY  12524
----------------------------------------------------------------------
Mr. Bo Elfving                                                1,750
37 West 72nd Street
Apartment #5B
New York, NY  10023
----------------------------------------------------------------------
Ms. Gertrud Levy                                              2,261
c/o Mr. Joseph Levy
254 University Way
Paramus, NJ  07652

----------------------------------------------------------------------
Ms. Diane Levy                                                1,130
c/o Mr. Joseph Levy
254 University Way
Paramus, NJ  07652
----------------------------------------------------------------------
Ms. Susan Levy                                                1,130
c/o Mr. Joseph Levy
254 University Way
Paramus, NJ  07652
----------------------------------------------------------------------
Mr. Donald H. Rivkin                                            653
16 West 77th Street
New York, NY  10024
----------------------------------------------------------------------
Mr. Saul Sherman                                                653
Mecox Road, Corner Montrose Lane
Water Mill, NY  11976
----------------------------------------------------------------------
Mr. Milton Andrews                                              653
3117 Chain Bridge Road, N.W.
Washington, DC  20016
----------------------------------------------------------------------
Mr. Donald H. Schwentker                                        653
2615 Culpeper Road
Alexandria, VA  22308
----------------------------------------------------------------------
Mr. Richard Penna                                               653
925 Highland Drive
Silver Spring, MD  20910
----------------------------------------------------------------------
Mr. John D. Miller                                              653
38 Purdy Ct.
Briarcliff Manor, NY  10510
----------------------------------------------------------------------
Mr. Thomas A. Greene                                            653
c/o Dailey & Dailey
3855 Main Street
Manchester Village, VT  05254
----------------------------------------------------------------------
Mr. Isaac E. Druker                                             653
133 Pacific Street
Brooklyn, NY  11201
----------------------------------------------------------------------
Mr. Mark Orenstein                                              653
114 Grace Street
Plainview, NY  11803
----------------------------------------------------------------------
Mr. Gregory A. Lunt                                             653
calle Juan Roman 7; 1
07800 Ibiza
Baleares, Spain
----------------------------------------------------------------------
    Total                                                   230,676
======================================================================


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